                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )


   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]


   Check the appropriate box:
   [ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
   [X] Definitive Proxy Statement             Commission Only (as permitted
   [ ] Definitive Additional Materials        by Rule 14a-6(e)(2))
   [ ] Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                               OWOSSO CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
   (5) Total fee paid:
________________________________________________________________________________
   [ ] Fee paid previously with preliminary materials.
________________________________________________________________________________
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
________________________________________________________________________________
   (2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
   (3) Filing Party:
________________________________________________________________________________
   (4) Date Filed:
________________________________________________________________________________

                                [OWOSSO LOGO]

                               The Triad Building
                      2200 Renaissance Boulevard, Suite 150
                       King of Prussia, Pennsylvania 19406

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 March 22, 2000

                               ------------------

To the Shareholders of Owosso Corporation:

     The Annual Meeting of Shareholders of Owosso Corporation, a Pennsylvania corporation (the "Company") will be held at 9:00 a.m., local time, on March 22, 2000, at the Company's headquarters at The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406, for the following purposes:

     1. To elect seven directors of the Company for a one-year term;

     2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 29, 2000; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of the Company's Common Stock or Class A Convertible Preferred Stock at the close of business on February 14, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE, ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

                                     By Order of the Board of Directors


                                     /s/ George B. Lemmon, Jr.
                                     -------------------------------------------

                                     George B. Lemmon, Jr.
                                     President & Chief Executive Officer



February 23, 2000

                                [OWOSSO LOGO]

                               The Triad Building
                      2200 Renaissance Boulevard, Suite 150
                       King of Prussia, Pennsylvania 19406

                               ------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 March 22, 2000

                               ------------------

     This Proxy Statement, which is first being mailed to shareholders on or about February 23, 2000, is furnished in connection with the solicitation by the Board of Directors of Owosso Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 9:00 a.m. on March 22, 2000, at the Company's headquarters at The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares represented thereby will be voted for in favor of the election of the nominees for directors named below, in favor of the ratification of the appointment of Deloitte & Touche LLP as independent auditors, and in support of management on such other business as may properly come before the Annual Meeting or any adjournments thereof. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                     VOTING

     Holders of record of the Company's Common Stock or Class A Convertible Preferred Stock on February 14, 2000, will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 5,830,156 shares of Common Stock and 1,071,428 shares of Class A Convertible Preferred Stock outstanding and entitled to vote. The presence, in person or by proxy, of holders of Common Stock and Class A Convertible Preferred Stock entitled to cast at least a majority of the votes which all holders of Common Stock and Class A Convertible Preferred Stock are entitled to cast on any particular matter will constitute a quorum for purposes of the transaction of business. Votes withheld and abstentions will be counted, but broker non-votes will not be counted, in determining the presence of a quorum.

     Each share of Common Stock and each share of Class A Convertible Preferred Stock entitles the holder thereof to one vote on the election of six nominees for director and on any other matter that may properly come before the Annual Meeting. Additionally, holders of Class A Convertible Preferred Stock have the right, voting as a separate voting group, to elect one director. Shareholders are not entitled to cumulative voting in the election of directors. In the election of directors, the number of nominees to be elected in each class who receive the greatest number of votes cast at the Annual Meeting by the holders of the Common Stock or Class A Convertible Preferred Stock will be elected as directors. All other actions to be taken by the shareholders at the Annual Meeting shall be taken by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. Pennsylvania law provides that abstentions, votes withheld and broker non-votes are not votes cast. Therefore, with respect to the election of directors, abstentions, votes withheld and broker non-votes do not count either for or against such election.

     The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Company's stock.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     Directors are elected annually and serve a one year term. The Company's Board of Directors consists of seven members, and all seven seats for director are up for election. Unless otherwise specified in the accompanying proxy, the shares of Common Stock and Class A Convertible Preferred Stock voted pursuant thereto will be cast for George B. Lemmon, Jr., John R. Reese, Eugene P. Lynch, Ellen D. Harvey, Harry E. Hill and James A. Ounsworth, and the shares of Class A Convertible Preferred Stock voted pursuant thereto will be cast for Lowell P. Huntsinger, each for a term expiring at the Annual Meeting of Shareholders to be held in 2001. Each nominee is currently serving as a director. If, for any reason, at the time of election, any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for the election, in the nominee's place, of a substituted nominee, who would be recommended by the Board of Directors (except in the case of a substituted nominee for Lowell P. Huntsinger, who would be recommended by the holders of 25% of the Class A Convertible Preferred Stock). The Board of Directors, however, has no reason to believe that any of the nominees will be unable to serve as a director.

     The following biographical information is furnished as to the current directors of the Company, each of whom is a nominee for election. There are no family relationships among any of the directors.

     Nominees for Election by Holders of Common Stock or Class A Convertible Preferred Stock

     George B. Lemmon, Jr., 38, became President of the Company in May 1996, and has served as Chief Executive Officer of the Company since August 1995 and as a director of the Company since March 1994. Mr. Lemmon was also the Company's Secretary and Treasurer from March 1994 until June 1996. From January 1995 to August 1995, Mr. Lemmon served as Executive Vice President -- Corporate Development.

     John R. Reese, 56, was elected Chairman of the Board of Directors in March 1997. He has served as a director of the Company since March 1994, and served as a director of Brynavon Group from 1982 until October 1994. Mr. Reese served as the Vice Chairman of the Board of the Company from June 1996 to March 1997 and then became Chairman. Mr. Reese is also a Limited Managing Director at Lazard Freres & Co., LLC, a position he has held since 1998, where he is in the Private Clients Division, which provides investment advice to high net worth individuals. From 1986 to 1995, Mr. Reese was a partner at Lazard, Freres & Co.

     Eugene P. Lynch, 38, has served as a director of the Company since October 1994. Since 1990, Mr. Lynch has been a partner of The Clipper Group, and he has been a Managing Director of the firm since October 1993. The Clipper Group is a New York-based private investment management firm that was formed in 1990 by certain former employees of Credit Suisse First Boston. Mr. Lynch serves as a director of AVTEAM, Inc., David's Bridal, Inc., Travel Centers of America, Corp. and several private companies.

     Ellen D. Harvey, 46, has served as a director of the Company since October 1994. From September 1996 to January 2000, she was a principal of Morgan Stanley Dean Witter Investment Management (formerly known as Morgan Stanley & Co.) and is currently retired. From 1984 to January 1996, Ms. Harvey served as a portfolio manager for Miller, Anderson & Sherrerd, a money management firm in West Conshohocken, Pennsylvania, and was a partner of that firm from 1989 to September 1996, at which time it was acquired by Morgan Stanley.

     Harry E. Hill, 51, has served as a director of the Company since January 1995. Since 1991, Mr. Hill has served as President and Chief Executive Officer of Empire Abrasive Equipment Company, which manufactures portable, cabinet and automated pneumatic blasting equipment. Since 1984, Mr. Hill has been Managing Partner of H.E. Hill and Company, which offers consulting services to manufacturing and other companies. Since 1987, he has also been the President and Chief Executive Officer of Delaware Car Company, which is engaged in the railroad repair and equipment manufacturing business.

     James A. Ounsworth, 57, has served as a director of the Company since October 1994. Since November 1995, he has been Senior Vice President of Safeguard Scientifics, Inc. and Vice President, Secretary and General Counsel of Safeguard Scientifics, Inc. since December 1991. Mr. Ounsworth is a director of Tangram Enterprise Solutions, Inc. Prior to December 1991, Mr. Ounsworth was a partner in the Business Department of Pepper Hamilton LLP, a law firm based in Philadelphia, Pennsylvania.

     Nominee for Election by Holders of Class A Convertible Preferred Stock, Voting as a Separate Voting Group

     Lowell P. Huntsinger, 67, has served as a director of the Company since November 1995. Mr. Huntsinger was the president of Stature Electric, Inc. until it was acquired by the Company in October 1995. Mr. Huntsinger was elected to the Board of Directors by the owners of the Company's Class A Convertible Preferred Stock, which stock was issued in connection with the Stature Electric acquisition. He is currently retired. In 1974, Mr. Huntsinger co-founded Stature Electric with its two other stockholders, one of whom remains with Stature Electric.

     The Board of Directors Recommends a Vote FOR Proposal 1 to Elect All Nominees.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors consists of Ms. Harvey, Mr. Ounsworth and Mr. Hill, who were not at any time officers or employees of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of another entity that has one or more executive officers that will serve as a member of the Board of Directors or the Company's Compensation Committee.

Committees and Meetings of the Board of Directors

     During the Company's 1999 fiscal year, which ended on October 31, 1999, the Board of Directors held four meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he or she served.

     During fiscal year 1999, the Audit Committee, which consisted of Mr. Hill, Mr. Lynch and Mr. Ounsworth, met four times. The function of the Audit Committee is to make recommendations to the Board of Directors regarding the annual selection of independent public accountants to audit annually the Company's books and records and to review recommendations made by such accounting firm as a result of their audit. The Audit Committee also periodically reviews the activities of the Company's audit staff and the adequacy of the Company's internal controls.

     During fiscal 1999, the Compensation Committee, which consisted of Ms. Harvey, Mr. Ounsworth and Mr. Hill, met four times. The Compensation Committee is responsible for establishing the salaries of the executive officers of the Company, incentives and other forms of compensation and benefit plans, and also administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan.

     The Company does not have a standing Nominating Committee.

Compensation of Directors

     The Company pays non-employee directors an annual fee of $8,000 payable in Common Stock, plus $1,500 for each Board meeting and $400 for each Committee meeting attended by such director in person. The Company will also reimburse the directors for expenses incurred in connection with their activities as directors.

     The Company's 1994 Stock Option Plan provides for the automatic grant of an option to purchase 10,000 shares of Common Stock to each person (other than an employee of the Company) upon his initial election as a director of the Company by the shareholders at a per share purchase price equal to the closing sale price of the Common Stock on the date of grant. Each such option vests, on a cumulative basis, as to one-fifth of the number of shares of Common Stock underlying the option on each anniversary of the grant date commencing on the first anniversary. The options expire, as to each vested portion of the option, on the fifth anniversary of the vest date.

                            EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid To Certain Executive Officers

     The following table sets forth, with respect to services rendered during fiscal 1999, 1998 and 1997, the total compensation paid by the Company to the Company's Chief Executive Officer and next four highest paid executive officers whose total annual salary and bonus exceeded $100,000 during fiscal 1999 (the "named executive officers"). The Company has no written employment agreements with any of the named executive officers.

                          Summary Compensation Table

                                                            Annual Compensation
                                                --------------------------------------------
                                                                                 Other
                                                                                 Annual
                                                                                Compen-
                                                   Salary        Bonus           sation
Name and Principal Position           Year           ($)          ($)             ($)
-------------------------------      ------     ------------  -----------  -----------------
George B. Lemmon, Jr.                 1999       $ 196,000     $ 36,000               --
 President and Chief                  1998       $ 198,327     $ 50,000               --
 Executive Officer                    1997       $ 165,000     $ 55,463               --

Harry Holiday III                     1999       $ 196,000     $ 21,600               --
 Executive Vice President             1998       $ 204,385     $ 30,000               --
 and Chief Operating Officer          1997       $ 192,308     $ 63,450               --

John M. Morrash                       1999(1)    $  90,866     $ 28,800               --
 Executive Vice President --          1998              --           --               --
 Finance, Chief Financial             1997              --           --               --
 Officer, Secretary and Treasurer

Brian Tidwell                         1999       $ 133,077     $ 12,000        $  20,000 (3)
 Vice President of Operations         1998       $ 110,029     $ 28,650               --
                                      1997       $ 101,481     $ 21,245               --

Steve R. Shubert                      1999(2)    $ 110,000     $ 18,000               --
 Chief Information Officer            1998              --           --               --
                                      1997              --           --               --

                                   Long-Term Compensation
                                 --------------------------
                                  Restricted    Securities
                                     Stock      Underlying      All Other
                                    Awards        Options      Compensation
Name and Principal Position           ($)           (#)            ($)
-------------------------------  ------------  ------------  ---------------
George B. Lemmon, Jr.               $ 4,000       25,000        $  9,680(4)
 President and Chief                     --       50,000        $  5,766
 Executive Officer                  $ 6,100       15,000        $  5,466

Harry Holiday III                   $ 2,400       25,000        $  8,801(5)
 Executive Vice President                --       50,000        $  4,902
 and Chief Operating Officer        $ 7,050           --        $  4,602

John M. Morrash                     $ 5,700       50,000        $     38(6)
 Executive Vice President --             --           --        $     --
 Finance, Chief Financial                --           --        $     --
 Officer, Secretary and
 Treasurer

Brian Tidwell                       $ 1,200       15,000        $  4,052(7)
 Vice President of Operations            --       50,000        $  3,367
                                    $ 2,361        2,000        $  3,110

Steve R. Shubert                         --        7,500        $     55(8)
 Chief Information Officer               --           --        $     --
                                         --           --        $     --

------------
(1) Mr. Morrash was elected as an executive officer of the Company in June 1999.
(2) Mr. Shubert was elected as an executive officer of the Company in December 1998.
(3) Represents one-time relocation bonus.
(4) Represents premiums of $960 paid by the Company for group term life insurance and a matching contribution by the Company of $8,720 to our 401(k) savings plan.
(5) Represents premiums of $81 paid by the Company for group term life insurance and a matching contribution by the Company of $8,720 to our 401(k) savings plan.
(6) Represents premiums of $38 paid by the Company for group term life insurance.
(7) Represents premiums of $60 paid by the Company for group term life insurance and a matching contribution by the Company of $3,992 to our 401(k) savings plan.
(8) Represents premiums of $55 paid by the Company for group term life insurance.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

     Under the 1994 Stock Option Plan and the 1998 Long-Term Incentive Plan, options to purchase Common Stock are available for grant to directors, officers and other key employees of the Company. The following table sets forth certain information regarding options for the purchase of Common Stock that were awarded to the named executive officers during fiscal 1998.


              OPTION GRANTS IN FISCAL YEAR ENDED OCTOBER 31, 1999

                                                                                                      Potential Realizable
                                                                                                     Gain at Assumed Annual
                                                      Percent of                                         Rates of Stock
                                     Number of      Total Options                                       Appreciation for
                                     Securities       Granted to                                          Option Terms
                                     Underlying      Employees in     Exercise or                     Compounded Annually
                                      Options            Last          Base Price     Expiration    -------------------------
              Name                  Granted (#)      Fiscal Year         ($/Sh)         Date(1)          5%           10%
--------------------------------   -------------   ---------------   -------------   ------------   -----------   -----------
George B. Lemmon, Jr.. .........      25,000              2.4%           $4.156        12/22/08       $ 49,974      $120,847
Harry Holiday III ..............      25,000              2.4%           $4.156        12/22/08       $ 49,974      $120,847
John M. Morrash ................      50,000              4.9%           $5.750         6/21/09       $138,279      $334,394
Brian Tidwell ..................      15,000              1.5%           $4.156        12/22/08       $ 29,984      $ 72,499
Steven R. Shubert ..............       7,500               .7%           $4.750        12/10/08       $ 17,135      $ 41,435

------------
(1) The stock options issued to Messrs. Lemmon, Jr., Holiday, Morrash, Tidwell and Shubert were granted under the Company's 1998 Long Term Incentive Plan and additional options were issued to Messrs. Lemmon, Jr. and Holiday under the Company's 1994 Stock Option Plan. The options in both plans vest equally over five years beginning with the first anniversary of the grant date, and the options expire, with respect to each vested portion of the options, five years after the vesting date of such portion, or if sooner, the tenth anniversary of the grant date.

Option Exercises and Fiscal Year-End Option Values

     No options granted by the Company were exercised by the named executive officers during fiscal 1999. The following table sets forth certain information regarding options for the purchase of Common Stock that were held by the named executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                  Shares                             Number of Securities              Value of Unexercised
                                Acquired on         Value           Unexercised Options at                 In-the-Money
            Name               Exercise (#)     Realized ($)              FY-End (#)                  Options at FY-End ($)
---------------------------   --------------   --------------   -------------------------------   ------------------------------
                                                                 Exercisable     Unexercisable     Exercisable     Unexercisable
                                                                -------------   ---------------   -------------   --------------
George B. Lemmon, Jr. .            --               --              78,000          82,000             --               --
Harry Holiday III .........        --               --              40,000          85,000             --               --
John M. Morrash ...........        --               --                  --          50,000             --               --
Brian Tidwell .............        --               --              13,800          58,200             --               --
Steven R. Shubert .........        --               --                  --           7,500             --               --

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Company, consisting of three non-employee directors, establishes the compensation of the Chief Executive Officer of the Company, incentives and other forms of compensation and benefit plans, reviews the compensation of senior management and administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan.

     The Compensation Committee's policy regarding executive compensation reflects a commitment to offer competitive compensation opportunities for its executive officers, so as to attract and retain quality executives, to provide incentives to such executives so as to achieve performance objectives that enhance shareholder value, and to reward excellent performance. Accordingly, the Compensation Committee has instituted a compensation program that provides the Company's executives with (i) a competitive base salary, (ii) a bonus arrangement that encourages individual achievement, and (iii) stock options and other stock-based compensation granted at market value in order to provide long-term incentives, thereby encouraging long-term strategic management and enhancement of shareholder value.

     The Compensation Committee believes that the following current base salaries for the Company's executive officers for calendar year 2000 are appropriate in light of the executive officers' contribution to the Company's operations and performance and the value of their jobs in the marketplace:
George B. Lemmon, Jr., $202,000, Harry Holiday III, $202,000, John M. Morrash, $175,000, Brian Tidwell, $150,000 and Steve Shubert, $113,000. In considering each officer's contribution to the Company's success, the Compensation Committee considers, among other things, such officer's role in enhancing the Company's growth, both internally and through its acquisition program, controlling costs, making efficient use of the Company's assets and employees, and monitoring the Company's operations. In addition, to retain its highly skilled work force, the Company strives to remain competitive with the pay of other highly respected employers who compete with the Company for talent.

     The Compensation Committee believes that executive officers' compensation should correlate with the Company's annual performance. Consequently, the officers have the ability to receive a relatively large proportion of their compensation pursuant to bonus arrangements, which the Compensation Committee intends to continue. In fiscal 1999, the bonus arrangement for the Company's executive officers was tied to matrices incorporating Company performance compared to budget in the following categories: sales, operating profit margin, and achievement of specific individual goals. With respect to the Chief Executive Officer, only one-third of his target bonus was earned in fiscal 1999 because the Company did not achieve its performance objectives. In addition, the Compensation Committee determined that 10% of the bonus payable to certain subsidiary management may be paid in the form of restricted Common Stock, subject to a one-year vesting requirement.

     The Compensation Committee may from time to time grant options to the Company's executive officers to further align their long-term interests with those of other shareholders. The Compensation Committee believes that such options encourage the executives to employ strategies designed to enhance the long-term value of the Company's Common Stock. During fiscal 1999, options were granted under the 1998 Long Term Incentive Plan to George B. Lemmon, Jr. (options on 15,000 shares of Common Stock) Harry Holiday III (options on 15,000 shares of Common Stock), John M. Morrash (options on 50,000 Shares of Common Stock), Brian Tidwell (options on 15,000 shares of Common Stock) and Steven R. Shubert (options on 7,500 shares of Common Stock). In addition, during Fiscal 1999, options were granted under the 1994 Stock Option Plan to George B. Lemmon, Jr. (options on 10,000 shares of Common Stock) and Harry Holiday III (options on 10,000 shares of Common Stock). The Compensation Committee based the grants on a variety of factors, including expected future contribution to the Company's performance. The Compensation Committee may also grant stock options in the future based on this and other factors.




                                          Ellen D. Harvey
                                          James A. Ounsworth
                                          Harry E. Hill

                             Stock Performance Chart

     The following Stock Performance Chart compares the Company's cumulative total shareholder return on its Common Stock for the period from October 25, 1994 (the date the Common Stock commenced trading on the Nasdaq National Market) to October 31, 1999 (the date the Company's 1999 fiscal year ended), with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Manufacturing (Diversified Industrials) Index. The comparison assumes $100 was invested on October 25, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                               [GRAPHIC OMITTED]

Company/Index                           24 Oct 94     29 Oct 95    27 Oct 96     26 Oct 97    25 Oct 98    31 Oct 99
------------------------------------    ---------     ---------    ---------     ---------    ---------    ---------
Owosso Corporation .................    $ 100.00      $ 94.43      $  51.64      $  71.16     $  47.47     $  46.04
Standard & Poor's Manufacturing
(Diversified Industrials) - 500 ....    $ 100.00      $125.91      $ 172.70      $ 230.66     $ 229.92     $ 305.29
Standard & Poor's 500 ..............    $ 100.00      $125.59      $ 154.51      $ 211.24     $ 243.68     $ 314.02

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of February 1, 2000, with respect to the beneficial ownership of shares of Common Stock and Class A Convertible Preferred Stock of the Company by each person who is known to the Company to be the beneficial owner of more than five percent of either class of stock, by each director or nominee for director, by each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated, each person listed has sole voting power and sole investment power over the shares indicated.

                                                                                  Class A Convertible
                                                   Common Stock                   Preferred Stock (2)
                                       ------------------------------------   ----------------------------
                                            Amount and                         Amount and
                                             Nature of          Percent of      Nature of      Percent of
         Name and Address of                Beneficial            Class        Beneficial        Class         Percent of
        Beneficial Owner (1)                 Ownership         Outstanding      Ownership     Outstanding     Voting Power
------------------------------------   --------------------   -------------   ------------   -------------   -------------
Executive Officers and Directors:
George B. Lemmon, Jr. ..............        401,411(3)             6.8%              --            --             5.7%
Harry Holiday III ..................         91,769(4)             *                 --            --               *
John M. Morrash ....................         67,996                *                 --            --               *
Brian Tidwell ......................         26,350(5)             *                 --            --               *
Steven R. Shubert ..................          2,700(6)             *                 --            --               *
Ellen D. Harvey ....................         22,787(7)             *                 --            --               *
Harry E. Hill ......................         22,787(8)             *                 --            --               *
Lowell P. Huntsinger ...............         13,287(9)             *            518,433          48.4%            7.7%
Eugene P. Lynch ....................         21,287(7)             *                 --            --               *
James A. Ounsworth .................          7,287(10)            *                 --            --               *
John R. Reese ......................      2,040,747(11)           34.9%              --            --            29.5%
All directors and executive officers
 as a group (11 persons) ...........      2,735,370(12)           45.2%         518,433          48.4%           38.4%

Other Shareholders:
Morris R. Felt .....................             --                *            259,216          24.2%            3.8%
Randall V. James ...................         12,090(13)            *            293,779          27.4%            4.4%
George B. Lemmon, Sr. ..............        515,927                8.8%              --            --             7.5%
John F. Northway, Sr. ..............        687,949(14)           11.8%              --            --            10.0%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue
  Santa Monica, CA 90401 ...........        401,900(15)            6.9%              --            --             5.8%

------------
* Less than 1%

(1) Unless otherwise indicated, the address of each person named in the table is: c/o Owosso Corporation, The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406.

(2) Shares of Class A Convertible Preferred Stock are entitled to one vote per share and vote with the Common Stock on all matters on which holders of Common Stock are entitled to vote. Each share of Class A Convertible Preferred Stock is convertible into one share of Common Stock.

(3) Includes 88,000 shares of Common Stock purchasable upon the exercise of stock options. 217,538 shares are held by Mr. Lemmon, Jr. jointly with his wife.

(4) Includes 40,000 shares of Common Stock purchasable upon the exercise of stock options of these shares. 6,000 shares are held by Mr. Holiday's wife.

(5) Includes 24,800 shares of Common Stock purchasable upon the exercise of stock options. 370 shares are held by Mr. Tidwell jointly with his wife, and 500 shares are held solely by Mr. Tidwell's wife.

(6) Includes 1,500 shares of Common Stock purchasable upon the exercise of stock options.

(7) Includes 14,000 shares of Common Stock purchasable upon the exercise of stock options. 5,000 shares are deemed to be beneficially owned by Mr. Lynch as a trustee of a trust under which the children of Mr. Lemmon Jr. are beneficiaries.

(8) Includes 12,000 shares of Common Stock purchasable upon the exercise of stock options. 1,000 shares are held by Mr. Hill as custodian for his children.

(9) Includes 12,000 shares of Common Stock purchasable upon the exercise of stock options.

(10) Includes 6,000 shares of Common Stock purchasable upon the exercise of stock options.

(11) Includes 22,000 shares of Common Stock purchasable upon the exercise of stock options. 12,000 shares are deemed to be beneficially owned by Mr. Reese as trustee under a trust under which his family members are beneficiaries. Also includes 1,500,000 shares held by a limited partnership of which George Lemmon, Sr. and family members are limited partners and of which the general partners are trusts of which Mr. Reese is the trustee and family members of Mr. Lemmon are beneficiaries.

(12) Includes 220,300 shares of Common Stock purchasable upon the exercise of stock options.

(13) Includes 7,000 shares of Common Stock purchasable upon the exercise of stock options.

(14) All of these shares are owned by a family limited partnership.

(15) Information with respect to beneficial ownership is based upon information furnished by the shareholder pursuant to filings with the Securities and Exchange Commission.

                          RELATED PARTY TRANSACTIONS

     For his services as Chairman of the Board of Directors of the Company, John R. Reese was paid a $60,000 annual consulting fee and had use of a car leased by the Company in fiscal 1999.

     In October 1995, in connection with the Company's acquisition of Stature Electric, Inc. from the shareholders of Stature, which included Lowell P. Huntsinger, Mr. Huntsinger agreed not to compete with the Company in the business of the manufacture and sale of electric motors and parts through October 2000. In addition, a promissory note was issued payable to Mr. Huntsinger. On October 31, 1999, the outstanding balance under the note was $1,815,000, and interest paid was $145,161 in fiscal 1999. The note is payable on demand upon 30 days' notice but will not be prepaid without the approval of a majority of the Company's disinterested directors. Mr. Huntsinger was elected as a director of the Company in connection with the acquisition.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of Reporting Persons that no other reports were required to be filed, during the fiscal year ended October 31, 1999, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

                                RATIFICATION OF
                            APPOINTMENT OF AUDITORS
                                 (Proposal 2)

     The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending October 29, 2000, and recommends that the shareholders ratify such selection. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.

     The submission of the appointment of Deloitte & Touche LLP is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Deloitte & Touche LLP shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     The Board of Directors Recommends a Vote FOR Proposal 2 to Ratify the Appointment of Deloitte & Touche LLP as Independent Auditors for the Fiscal Year Ending October 29, 2000.

                                OTHER BUSINESS

     The Board of Directors knows of no other matters that will be presented at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1999, accompanies this Proxy Statement.

                             SHAREHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than October 26, 2000, by the Chief Financial Officer of the Company at the Company's principal executive offices, The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406. In addition, the execution of a proxy solicited by the Company in connection with the 2001 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before January 9, 2001.

                               ----------------

     THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999. REQUESTS SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, OWOSSO CORPORATION, THE TRIAD BUILDING, 2200 RENAISSANCE BOULEVARD, SUITE 150, KING OF PRUSSIA, PENNSYLVANIA 19406.

                                     By Order of the Board of Directors


                                     /s/ George B. Lemmon, Jr.
                                     -------------------------------------------

                                     George B. Lemmon, Jr.
                                     President & Chief Executive Officer


Date: February 23, 2000
      King of Prussia, Pennsylvania

--------------------------------------------------------------------------------

                               OWOSSO CORPORATION
               Proxy Solicited On Behalf Of The Board of Directors from holders of Class A Convertible Preferred Stock

     The undersigned, revoking all previous proxies, hereby appoints George B. Lemmon, Jr. and Harry Holiday III, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares of Common Stock and Class A Convertible Preferred Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on March 22, 2000, and at any adjournment or postponement thereof.


1. Election of Directors:

   [ ] FOR the nominees listed below    [ ] WITHHOLD AUTHORITY to vote for
                                            the nominees listed below


Nominees: For a one-year term expiring at the Annual Meeting to be held in 2001: Ellen D. Harvey, Harry E. Hill, Lowell P. Huntsinger, George B. Lemmon, Jr., Eugene P. Lynch, James A. Ounsworth, and John R. Reese.

   (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)
                   ------------------------------------------
2. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 29, 2000:

                     [ ] For      [ ] Against      [ ] Abstain

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 29, 2000. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                              ---------------------------------
                                              Signature of Shareholder


                                              ---------------------------------
                                              Signature of Shareholder


                                              Date:__________________, 2000

                                              NOTE: PLEASE SIGN THIS PROXY
                                              EXACTLY AS NAME(S) APPEAR ON YOUR
                                              STOCK CERTIFICATE. WHEN SIGNING AS
                                              ATTORNEY-IN-FACT, EXECUTOR,
                                              ADMINISTRATOR, TRUSTEE OR
                                              GUARDIAN, PLEASE ADD YOUR TITLE AS
                                              SUCH, AND IF SIGNER IS A
                                              CORPORATION, PLEASE SIGN WITH FULL
                                              CORPORATE NAME BY A DULY
                                              AUTHORIZED OFFICER OR OFFICERS AND
                                              AFFIX THE CORPORATE SEAL. WHERE
                                              STOCK IS ISSUED IN THE NAME OF TWO
                                              (2) OR MORE PERSONS, ALL SUCH
                                              PERSONS SHOULD SIGN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              OWOSSO CORPORATION
              Proxy Solicited On Behalf Of The Board of Directors
                         from holders of Common Stock
     The undersigned, revoking all previous proxies, hereby appoints George B. Lemmon, Jr. and Harry Holiday III, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on March 22, 2000, and at any adjournment or postponement thereof.


1. Election of Directors:

   [ ] FOR the nominees listed below   [ ] WITHHOLD AUTHORITY to vote for
                                           the nominees listed below


Nominees: For a one-year term expiring at the Annual Meeting to be held in 2001: Ellen D. Harvey, Harry E. Hill, George B. Lemmon, Jr., Eugene
          P. Lynch, James A. Ounsworth, and John R. Reese.

    (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)
                  ------------------------------------------
2. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 29, 2000:

                     [ ] For      [ ] Against      [ ] Abstain

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 29, 2000. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                              ---------------------------------
                                              Signature of Shareholder


                                              ---------------------------------
                                              Signature of Shareholder


                                              Date:__________________, 2000

                                              NOTE: PLEASE SIGN THIS PROXY
                                              EXACTLY AS NAME(S) APPEAR ON YOUR
                                              STOCK CERTIFICATE. WHEN SIGNING
                                              AS ATTORNEY-IN-FACT, EXECUTOR,
                                              ADMINISTRATOR, TRUSTEE OR
                                              GUARDIAN, PLEASE ADD YOUR TITLE
                                              AS SUCH, AND IF SIGNER IS A
                                              CORPORATION, PLEASE SIGN WITH
                                              FULL CORPORATE NAME BY A DULY
                                              AUTHORIZED OFFICER OR OFFICERS
                                              AND AFFIX THE CORPORATE SEAL.
                                              WHERE STOCK IS ISSUED IN THE NAME
                                              OF TWO (2) OR MORE PERSONS, ALL
                                              SUCH PERSONS SHOULD SIGN.

--------------------------------------------------------------------------------